Exhibit 10.2

Change of Control Agreement between Premier Bank and John C. Soffronoff. (Incorporated by reference to Exhibit 10.2 to the Company's Quarterly Report on Form 10-QSB filed with the Securities Exchange Commission on November 13, 1998).






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